EXHIBIT 24.6
                                POWER OF ATTORNEY


The undersigned, as Controller of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorney-in-fact, and agent, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorney-in-fact and agent, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                                R. Russell Davis
                                Controller






Subscribed and sworn to before me this 2nd day of March, 1998, by R. Russell Davis.

                                Kit Hill
                                Notary Public

My Commission Expires:
6-14-2001

EXHIBIT 24.7
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                                John F. Brimberry
                                Director


Subscribed and sworn to before me this 2nd day of March, 1998 by John F. Brimberry.


                                Martha Robinson
                                Notary Public

My Commission Expires:
May 9, 2001

EXHIBIT 24.7
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                                  E. R. Brooks
                                  Director


Subscribed and sworn to before me this 2nd day of March, 1998 by E. R. Brooks.


                                  Judy A. Hall
                                  Notary Public

My Commission Expires:
July 20, 1999

EXHIBIT 24.7
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                                 Glenn Files
                                 Director


Subscribed and sworn to before me this 2nd day of March, 1998 by Glenn Files.


                                 L. J. Jimmerson
                                 Notary Public

My Commission Expires:
May 11, 2000

EXHIBIT 24.7
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                                 Ruben M. Garcia
                                 Director


Subscribed and sworn to before me this 2nd day of March, 1998 by Ruben M.
Garcia.


                                 Phyillis A. Pego
                                 Notary Public

My Commission Expires:
12-29-2001

EXHIBIT 24.7
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                               Alphonso R. Jackson
                               Director


Subscribed and sworn to before me this 2nd day of March, 1998 by Robert A. McAllen.


                               L. Charlene Camp
                               Notary Public

My Commission Expires:
4/03/99

EXHIBIT 24.7
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                                Robert A. McAllen
                                Director


Subscribed and sworn to before me this 2nd day of March, 1998 by Robert A. McAllen.


                                Oneida M. Lorenzana
                                Notary Public

My Commission Expires:
03-06-00

EXHIBIT 24.7
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                              Pete J. Morales, Jr.
                              Director


Subscribed and sworn to before me this 2nd day of March, 1998 by Pete J. Morales, Jr.


                              Lucy Nixon
                              Notary Public

My Commission Expires:
6-12-99

EXHIBIT 24.7
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                              H. Lee Richards
                              Director


Subscribed and sworn to before me this 2nd day of March, 1998 by H. Lee
Richards.


                              C. J. Winter
                              Notary Public

My Commission Expires:
12-22-99

 EXHIBIT 24.7
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of March, 1998.


                              Gerald E. Vaughn
                              Director


Subscribed and sworn to before me this 2nd day of March, 1998 by Gerald E.
Vaughn.


                              Imelda V. Perez
                              Notary Public

My Commission Expires:
February 2, 2001